Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2020

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Catastrophe Losses	5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8 - 11

III.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15
	- Global Reinsurance	16
	- Life Insurance	17
	- Corporate	18

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	19
	- Reinsurance Recoverable Analysis	20
	- Investment Portfolio	21 - 24
	- Net Realized and Unrealized Gains (Losses)	25 - 26
	- Debt and Capital	27
	- Computation of Basic and Diluted Earnings Per Share	28
	- Book Value and Book Value per Common Share	29

V.	Other Disclosures
	- Non-GAAP Financial Measures	30 - 36
	- Glossary	37

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30			Constant $	Constant $	Six months ended June 30			Constant $	Constant $
	2020	2019	% Change	2019	% Change	2020	2019	% Change	2019	% Change
Gross premiums written	$10,040	$10,355	-3.0%	$10,192	-1.5%	$19,792	$19,466	1.7%	$19,274	2.7%
Net premiums written	$8,355	$8,343	0.1%	$8,200	1.9%	$16,332	$15,656	4.3%	$15,488	5.5%
P&C net premiums written	$7,736	$7,764	-0.4%	$7,629	1.4%	$15,068	$14,498	3.9%	$14,337	5.1%
P&C net premiums written adjusted for COVID-19 exposures (1)			2.1%		3.9%			5.3%		6.4%
Net premiums earned	$8,128	$7,891	3.0%	$7,754	4.8%	$15,922	$15,028	5.9%	$14,868	7.1%
Net investment income	$827	$859	-3.8%	$851	-2.9%	$1,688	$1,695	-0.4%	$1,686	0.1%
Adjusted net investment income	$857	$902	-5.0%	$894	-4.2%	$1,750	$1,784	-1.9%	$1,775	-1.4%
P&C underwriting income (loss)	$(929)	$727	NM	$714	NM	$(151)	$1,439	NM	$1,424	NM
Agriculture underwriting income	$31	$38	-17.9%	$38	-17.9%	$45	$111	-59.2%	$111	-59.2%
Global P&C (excludes Agriculture) underwriting income (loss)	$(960)	$689	NM	$676	NM	$(196)	$1,328	NM	$1,313	NM
Core operating income (loss)	$(254)	$1,195	NM	$1,179	NM	$966	$2,365	-59.2%	$2,347	-58.8%
Net income (loss)	$(331)	$1,150	NM			$(79)	$2,190	NM
Operating cash flow	$1,985	$1,386				$3,697	$2,708
P&C combined ratio
Loss and loss expense ratio	85.2%	61.7%				72.8%	60.6%
Policy acquisition cost and administrative expense ratio	27.1%	28.4%				28.2%	29.0%

Combined ratio	112.3%	90.1%				101.0%	89.6%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	60.4%	60.5%				59.3%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.0%	28.4%				28.2%	29.1%

CAY combined ratio ex Cats	87.4%	88.9%				87.5%	88.7%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.3%	59.4%				58.6%	58.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.0%	29.4%				28.8%	29.8%

CAY combined ratio ex Cats	87.3%	88.8%				87.4%	88.7%
ROE	-2.5%	8.7%				-0.3%	8.4%
Core operating return on equity (ROE)	-2.0%	9.3%				3.7%	9.2%
Core operating return on tangible equity (ROTE)	-3.2%	15.2%				6.0%	15.2%
Effective tax rate (2)	15.8%	15.3%				206.8%	15.3%
Core operating effective tax rate (2)	15.3%	15.3%				16.5%	15.0%
Earnings per share (3)
Net income (loss)	$(0.73)	$2.50	NM			$(0.17)	$4.75	NM
Core operating income (loss)	$(0.56)	$2.60	NM			$2.13	$5.13	-58.5%
Weighted average basic common shares outstanding	451.4	457.2				451.6	458.0
Weighted average diluted common shares outstanding	452.8	460.2				453.7	460.9

	June 30 2020	March 31 2020	% Change 2Q-20 vs. 1Q-20	December 31 2019	% Change 2Q-20 vs. 4Q-19
Book value per common share	$121.32	$115.62	4.9%	$122.42	-0.9%
Tangible book value per common share	$77.49	$72.27	7.2%	$78.14	-0.8%

(1)

Q2 and YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $7 million of return premiums in North America Personal P&C Insurance.

(2)	Q2 2020 effective tax rate reflects an income tax benefit.
(3)

In periods where core operating loss and net loss are recognized, inclusion of incremental dilution is anti-dilutive and therefore basic shares are used in the calculation of per share earnings. For the three and six months ended June 30, 2020, the effect of dilutive securities was 1,395,951 shares and 2,044,144 shares, respectively. Weighted-average shares outstanding used to calculate core operating income per share for the six months ended June 30, 2020 and earnings per share for the 2019 periods include the effect of dilutive securities.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$10,040	$9,752	$9,934	$10,724	$10,355	$19,792	$19,466	$40,124
Net premiums written	8,355	7,977	7,997	8,622	8,343	16,332	15,656	32,275
Net premiums earned	8,128	7,794	7,935	8,327	7,891	15,922	15,028	31,290
Adjusted losses and loss expenses (1)	6,578	4,487	4,865	5,066	4,708	11,065	8,807	18,738
Realized (gains) losses on crop derivatives	1	2	—	14	(7)	3	(6)	8

Losses and loss expenses	6,577	4,485	4,865	5,052	4,715	11,062	8,813	18,730
Adjusted policy benefits (2)	183	185	201	165	164	368	330	696
Gains (losses) from fair value changes in separate account liabilities	(40)	56	(24)	7	3	16	(27)	(44)

Policy benefits	223	129	225	158	161	352	357	740
Policy acquisition costs	1,593	1,615	1,542	1,603	1,544	3,208	3,008	6,153
Administrative expenses	727	741	810	752	758	1,468	1,468	3,030
Adjusted net investment income (3)	857	893	893	910	902	1,750	1,784	3,587
Amortization expense of fair value adjustment on acquired invested assets	(30)	(32)	(35)	(37)	(43)	(62)	(89)	(161)

Net investment income	827	861	858	873	859	1,688	1,695	3,426
Adjusted realized gains (losses) (4)	31	(956)	(55)	(141)	(230)	(925)	(326)	(522)
Realized gains (losses) on crop derivatives	(1)	(2)	—	(14)	7	(3)	6	(8)

Net realized gains (losses)	30	(958)	(55)	(155)	(223)	(928)	(320)	(530)
Adjusted interest expense (5)	134	137	140	143	145	271	290	573
Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(6)	(5)	(5)	(11)	(10)	(21)

Interest expense	128	132	134	138	140	260	280	552
Gains (losses) from fair value changes in separate account assets	40	(56)	24	(7)	(3)	(16)	27	44
Net realized gains (losses) related to unconsolidated entities	(100)	(7)	227	41	219	(107)	215	483
Other income (expense) - operating	2	8	19	23	14	10	27	69

Other income (expense)	(58)	(55)	270	57	230	(113)	269	596
Amortization expense of purchased intangibles	72	73	76	76	77	145	153	305
Chubb integration expenses	—	—	14	2	4	—	7	23
Income tax expense (benefit)	(62)	215	169	230	208	153	396	795

Net income (loss)	$(331)	$252	$1,173	$1,091	$1,150	$(79)	$2,190	$4,454

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
P&C underwriting income (loss) (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,387	$9,069	$9,282	$10,082	$9,743	$18,456	$18,243	$37,607
Net premiums written	7,736	7,332	7,375	8,010	7,764	15,068	14,498	29,883
Net premiums earned	7,520	7,163	7,322	7,729	7,320	14,683	13,896	28,947
Adjusted losses and loss expenses	6,407	4,285	4,689	4,876	4,519	10,692	8,416	17,981
Policy acquisition costs	1,397	1,435	1,376	1,427	1,394	2,832	2,730	5,533
Administrative expenses	645	665	724	672	680	1,310	1,311	2,707

P&C underwriting income (loss)	$(929)	$778	$533	$754	$727	$(151)	$1,439	$2,726

P&C CAY underwriting income ex Cats	$947	$897	$730	$819	$814	$1,844	$1,572	$3,121
% Change versus prior year period
Net premiums written	-0.4%	8.9%	9.0%	6.2%	4.2%	3.9%	3.6%	5.6%
Net premiums written adjusted for COVID-19 exposures (1)	2.1%					5.3%
Net premiums earned	2.7%	8.9%	6.3%	5.0%	2.9%	5.7%	2.2%	4.0%
Net premiums written constant $	1.4%	9.3%	9.8%	7.2%	6.0%	5.1%	5.6%	7.0%
Net premiums written adjusted for COVID-19 exposures (1)	3.9%					6.4%
Net premiums earned constant $	4.6%	9.3%	7.1%	6.1%	4.9%	6.8%	4.2%	5.4%
P&C combined ratio
Loss and loss expense ratio	85.2%	59.8%	64.0%	63.1%	61.7%	72.8%	60.6%	62.1%
Policy acquisition cost ratio	18.5%	20.0%	18.8%	18.4%	19.1%	19.3%	19.6%	19.1%
Administrative expense ratio	8.6%	9.3%	9.9%	8.7%	9.3%	8.9%	9.4%	9.4%

Combined ratio	112.3%	89.1%	92.7%	90.2%	90.1%	101.0%	89.6%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.4%	58.2%	61.3%	62.4%	60.5%	59.3%	59.6%	60.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.0%	29.3%	28.7%	27.1%	28.4%	28.2%	29.1%	28.4%

CAY combined ratio ex Cats	87.4%	87.5%	90.0%	89.5%	88.9%	87.5%	88.7%	89.2%

Other ratios
Net premiums written/gross premiums written	82%	81%	79%	79%	80%	82%	79%	79%
Expense ratio	27.1%	29.3%	28.7%	27.1%	28.4%	28.2%	29.0%	28.5%
Expense ratio excluding A&H	25.2%	27.5%	26.6%	25.1%	26.3%	26.3%	27.1%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(20)	$—	$(14)	$2	$—	$(20)	$—	$(12)
Catastrophe losses—pre-tax (2)	$1,781	$237	$416	$234	$275	$2,018	$525	$1,175
Unfavorable (favorable) prior period development (PPD)—pre-tax	$75	$(118)	$(233)	$(167)	$(188)	$(43)	$(392)	$(792)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	23.9%	3.3%	5.9%	3.0%	3.8%	13.8%	3.8%	4.1%
Impact of PPD on P&C combined ratio—Unfavorable (favorable)	1.0%	-1.7%	-3.2%	-2.3%	-2.6%	-0.3%	-2.9%	-2.7%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	24.9%	1.6%	2.7%	0.7%	1.2%	13.5%	0.9%	1.4%

(1)

Q2 and YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $7 million of return premiums in North America Personal P&C Insurance.

(2)

Q2 and YTD 2020 represents P&C catastrophe losses only and excludes $6 million related to the COVID-19 losses included in the Life Insurance segment. Refer to page 5 for additional information on our catastrophe losses.

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 16), and Corporate (refer to page 18). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Global P&C underwriting income (loss)
Gross premiums written	$8,735	$8,849	$9,000	$8,810	$9,101	$17,584	$17,382	$35,192
Net premiums written	7,275	7,175	7,099	7,072	7,298	14,450	13,902	28,073
Net premiums earned	7,144	7,069	6,901	6,788	6,942	14,213	13,463	27,152
Adjusted losses and loss expenses	6,094	4,220	4,236	3,996	4,210	10,314	8,133	16,365
Policy acquisition costs	1,368	1,424	1,382	1,371	1,367	2,792	2,696	5,449
Administrative expenses	642	661	727	668	676	1,303	1,306	2,701

Global P&C underwriting income (loss)	$(960)	$764	$556	$753	$689	$(196)	$1,328	$2,637

Global P&C CAY underwriting income ex Cats	$910	$889	$789	$797	$774	$1,799	$1,518	$3,104
% Change versus prior year period
Net premiums written	-0.3%	8.6%	8.0%	6.2%	3.3%	3.9%	3.0%	5.0%
Net premiums written adjusted for COVID-19 exposures (1)	2.3%					5.3%
Net premiums earned	2.9%	8.4%	5.0%	4.4%	2.7%	5.6%	2.0%	3.3%
Net premiums written constant $	1.6%	9.1%	8.9%	7.3%	5.3%	5.2%	5.0%	6.6%
Net premiums written adjusted for COVID-19 exposures (1)	4.2%					6.6%
Net premiums earned constant $	4.9%	8.8%	5.8%	5.6%	4.7%	6.8%	4.0%	4.9%
Combined ratio
Loss and loss expense ratio	85.3%	59.7%	61.4%	58.9%	60.6%	72.6%	60.4%	60.3%
Policy acquisition cost ratio	19.1%	20.2%	20.0%	20.2%	19.7%	19.6%	20.0%	20.1%
Administrative expense ratio	9.0%	9.3%	10.5%	9.8%	9.8%	9.2%	9.7%	9.9%

Combined ratio	113.4%	89.2%	91.9%	88.9%	90.1%	101.4%	90.1%	90.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.3%	57.9%	58.1%	58.5%	59.4%	58.6%	58.9%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.0%	29.5%	30.5%	29.8%	29.4%	28.8%	29.8%	30.0%

CAY combined ratio ex Cats	87.3%	87.4%	88.6%	88.3%	88.8%	87.4%	88.7%	88.6%

Other ratios
Net premiums written/gross premiums written	83%	81%	79%	80%	80%	82%	80%	80%
Expense ratio	28.1%	29.5%	30.5%	30.0%	29.5%	28.8%	29.7%	30.0%
Expense ratio excluding A&H	26.2%	27.7%	28.6%	28.0%	27.4%	26.9%	27.8%	28.0%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(20)	$—	$(14)	$2	$—	$(20)	$—	$(12)
Catastrophe losses—pre-tax	$1,775	$229	$415	$231	$273	$2,004	$521	$1,167
Unfavorable (favorable) prior period development (PPD)—pre-tax	$75	$(104)	$(196)	$(185)	$(188)	$(29)	$(331)	$(712)

(1)

Q2 and YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $7 million of return premiums in North America Personal P&C Insurance.

Global P&C	Page 4

Chubb Limited

Segments Results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q2 2020

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Total Consolidated excluding Reinstatement premiums	Reinstatement premiums expensed	Total Consolidated including Reinstatement premiums
Catastrophe Loss Charges by Event—Net
COVID-19	$973	$—	$—	$360	$10	$6	$1,349	$(16)	$1,365
U.S. Flooding, Hail, Tornadoes, and Wind Events	179	109	6	2	3	—	299	(4)	303
Civil unrest	118	—	—	12	—	—	130	—	130
Other	—	—	—	9	—	—	9	—	9

Total	$1,270	$109	$6	$383	$13	$6	$1,787

Reinstatement premiums expensed	(3)	(1)	—	(16)	—	—		$(20)

Total before income tax	$1,273	$110	$6	$399	$13	$6			$1,807

Income tax benefit									297

Total after income tax									$1,510

Note: The above table represents catastrophe loss estimates for events that occurred in the current calendar year only (i.e., loss events occurring during the second quarter of 2020 and changes to catastrophe loss estimates that occurred in Q1 2020). Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development and are excluded from the table above.

Catastrophe Losses	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30 2020	March 31 2020	December 31 2019
Assets
Fixed maturities available for sale, at fair value	$86,712	$81,523	$85,488
Fixed maturities held to maturity, at amortized cost	11,845	12,022	12,581
Equity securities, at fair value	2,394	2,068	812
Short-term investments, at fair value	4,003	3,586	4,291
Other investments	5,923	6,075	6,062

	110,877	105,274	109,234
Cash	1,557	1,512	1,537
Securities lending collateral	1,832	1,342	994
Insurance and reinsurance balances receivable	10,853	10,058	10,357
Reinsurance recoverable on losses and loss expenses	15,207	14,898	15,181
Deferred policy acquisition costs	5,243	5,162	5,242
Value of business acquired	290	289	306
Prepaid reinsurance premiums	2,725	2,570	2,647
Goodwill and other intangible assets	21,093	20,873	21,359
Investments in partially-owned insurance companies	1,364	1,346	1,332
Other assets	10,433	9,793	8,754

Total assets	$181,474	$173,117	$176,943

Liabilities
Unpaid losses and loss expenses	$65,699	$62,214	$62,690
Unearned premiums	17,081	16,459	16,771
Future policy benefits	5,895	5,776	5,814
Insurance and reinsurance balances payable	6,249	6,084	6,184
Securities lending payable	1,832	1,342	994
Accounts payable, accrued expenses, and other liabilities	13,998	13,463	13,189
Deferred tax liabilities	696	473	804
Short-term and long-term debt	14,956	14,810	14,858
Trust preferred securities	308	308	308

Total liabilities	126,714	120,929	121,612
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	53,662	54,281	54,712
Accumulated other comprehensive income (loss) (AOCI)	1,098	(2,093)	619

Total shareholders’ equity	54,760	52,188	55,331

Total liabilities and shareholders’ equity	$181,474	$173,117	$176,943

Book value per common share	$121.32	$115.62	$122.42
% change over prior quarter	4.9%	-5.6%	1.7%
Tangible book value per common share	$77.49	$72.27	$78.14
% change over prior quarter	7.2%	-7.5%	2.5%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	2Q-20	2Q-19	% Change	Constant $ % Change	C$ adjusted for COVID-19 exposures % Change (1)	YTD 2020	YTD 2019	% Change	Constant $ % Change	C$ adjusted for COVID-19 exposures % Change (1)
Net premiums written
Commercial multiple peril (2)	$267	$254	5.3%	5.3%	7.3%	$508	$473	7.5%	7.5%	8.6%
Commercial casualty	1,478	1,472	0.4%	1.2%	5.2%	2,819	2,672	5.5%	6.0%	8.2%
Workers’ compensation (3)	467	482	-3.1%	-3.1%	22.0%	1,053	1,075	-2.1%	-2.1%	9.2%
Professional liability	997	909	9.7%	11.4%	11.4%	1,909	1,695	12.6%	13.7%	13.7%
Surety	117	156	-25.2%	-21.5%	-21.5%	267	308	-13.5%	-11.0%	-11.0%
Property and other short-tail lines	1,344	1,186	13.4%	16.0%	16.0%	2,678	2,343	14.3%	16.3%	16.3%

Total Commercial P&C	4,670	4,459	4.7%	6.2%	10.3%	9,234	8,566	7.8%	8.8%	10.9%
Agriculture	461	466	-1.1%	-1.1%	-1.1%	618	596	3.8%	3.8%	3.8%
Personal automobile	353	473	-25.3%	-19.7%	-18.0%	794	894	-11.2%	-8.5%	-7.6%
Personal homeowners	980	968	1.3%	1.7%	1.7%	1,753	1,711	2.5%	2.7%	2.7%
Personal other	402	383	4.8%	7.6%	7.6%	820	751	9.2%	11.3%	11.3%

Total Personal lines	1,735	1,824	-4.9%	-2.3%	-1.9%	3,367	3,356	0.4%	1.7%	1.9%
Total Property and Casualty lines	6,866	6,749	1.7%	3.4%	6.3%	13,219	12,518	5.6%	6.6%	8.2%
Global A&H lines (4)	951	1,130	-15.9%	-13.5%	-13.5%	2,018	2,203	-8.4%	-6.7%	-6.7%
Reinsurance lines	207	197	4.6%	4.9%	4.9%	425	399	6.5%	6.4%	6.4%
Life	331	267	24.2%	27.0%	27.0%	670	536	25.1%	26.5%	26.5%

Total consolidated	$8,355	$8,343	0.1%	1.9%	4.2%	$16,332	$15,656	4.3%	5.5%	6.7%

(1)

Q2 and YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million of exposure adjustments on in-force policies and $7 million of return premiums in North America Personal P&C Insurance.

(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)

Q2 and YTD 2020 net premiums written includes $116 million related to a structured transaction written in the quarter, that covers previously incurred losses, which contributed 23.9% to the Q2 2020 growth.

(4)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results—Three months ended June 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,720	$1,327	$461	$2,021	$207	$—	$7,736	$619	$8,355
Net premiums earned	3,595	1,192	376	2,194	163	—	7,520	608	8,128
Adjusted losses and loss expenses	3,498	762	313	1,485	73	276	6,407	171	6,578
Adjusted policy benefits	—	—	—	—	—	—	—	183	183
Policy acquisition costs	471	231	29	624	42	—	1,397	196	1,593
Administrative expenses	249	66	3	241	9	77	645	82	727

Underwriting income (loss)	(623)	133	31	(156)	39	(353)	(929)	(24)	(953)
Adjusted net investment income	507	65	7	124	51	8	762	95	857
Other income (expense)—operating	(4)	(1)	(1)	(8)	8	(9)	(15)	17	2
Amortization expense of purchased intangibles	—	(3)	(6)	(11)	—	(51)	(71)	(1)	(72)

Segment income (loss)	$(120)	$194	$31	$(51)	$98	$(405)	$(253)	$87	$(166)

Adjusted interest expense						(134)			(134)
Income tax benefit						46			46

Core operating loss						(493)			(254)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $5 million tax benefit						(19)			(19)
Adjusted net realized gains (losses), net of $11 million tax benefit (1)						(58)			(58)

Net loss						$(570)			$(331)

Combined ratio	117.3%	88.8%	91.8%	107.1%	76.6%		112.3%
CAY combined ratio ex Cats	86.0%	79.6%	90.2%	90.7%	78.2%		87.4%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2020	Page 8

Chubb Limited

Consolidated Results—Six months ended June 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$6,972	$2,434	$618	$4,619	$425	$—	$15,068	$1,264	$16,332
Net premiums earned	6,971	2,392	470	4,501	349	—	14,683	1,239	15,922
Adjusted losses and loss expenses	5,679	1,445	378	2,743	160	287	10,692	373	11,065
Adjusted policy benefits	—	—	—	—	—	—	—	368	368
Policy acquisition costs	963	476	40	1,266	87	—	2,832	376	3,208
Administrative expenses	508	134	7	499	19	143	1,310	158	1,468

Underwriting income (loss)	(179)	337	45	(7)	83	(430)	(151)	(36)	(187)
Adjusted net investment income	1,023	131	16	269	105	16	1,560	190	1,750
Other income (expense)—operating	(1)	(3)	(1)	(12)	23	(25)	(19)	29	10
Amortization expense of purchased intangibles	—	(6)	(13)	(23)	—	(101)	(143)	(2)	(145)

Segment income (loss)	$843	$459	$47	$227	$211	$(540)	$1,247	$181	$1,428

Adjusted interest expense						(271)			(271)
Income tax expense						(191)			(191)

Core operating income (loss)						(1,002)			966
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $10 million tax benefit						(41)			(41)
Adjusted net realized gains (losses), net of $28 million tax benefit (1)						(1,004)			(1,004)

Net loss						$(2,047)			$(79)

Combined ratio	102.6%	85.9%	90.4%	100.2%	76.3%		101.0%
CAY combined ratio ex Cats	86.2%	80.4%	90.4%	90.2%	79.2%		87.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2020	Page 9

Chubb Limited

Consolidated Results—Three months ended June 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,534	$1,309	$466	$2,258	$197	$—	$7,764	$579	$8,343
Net premiums earned	3,390	1,168	378	2,225	159	—	7,320	571	7,891
Adjusted losses and loss expenses	2,214	747	309	1,125	90	34	4,519	189	4,708
Adjusted policy benefits	—	—	—	—	—	—	—	164	164
Policy acquisition costs	459	237	27	629	42	—	1,394	150	1,544
Administrative expenses	259	71	4	265	7	74	680	78	758

Underwriting income (loss)	458	113	38	206	20	(108)	727	(10)	717
Adjusted net investment income	521	64	4	151	55	10	805	97	902
Other income (expense)—operating	(2)	(1)	(1)	(3)	15	(4)	4	10	14
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(54)	(76)	(1)	(77)

Segment income (loss)	$977	$173	$34	$342	$90	$(156)	$1,460	$96	$1,556

Adjusted interest expense						(145)			(145)
Income tax expense						(216)			(216)

Core operating income (loss)						(517)			1,195
Chubb integration expenses, net of $1 million tax benefit						(3)			(3)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax benefit						(32)			(32)
Adjusted net realized gains (losses), net of $1 million tax benefit (1)						(10)			(10)

Net income (loss)						$(562)			$1,150

Combined ratio	86.5%	90.3%	90.1%	90.8%	87.7%		90.1%
CAY combined ratio ex Cats	87.9%	81.7%	89.6%	91.2%	81.7%		88.9%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 10

Chubb Limited

Consolidated Results—Six months ended June 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$6,485	$2,365	$596	$4,653	$399	$—	$14,498	$1,158	$15,656
Net premiums earned	6,475	2,322	433	4,339	327	—	13,896	1,132	15,028
Adjusted losses and loss expenses	4,187	1,504	283	2,231	166	45	8,416	391	8,807
Adjusted policy benefits	—	—	—	—	—	—	—	330	330
Policy acquisition costs	918	468	34	1,225	85	—	2,730	278	3,008
Administrative expenses	499	139	5	514	17	137	1,311	157	1,468

Underwriting income (loss)	871	211	111	369	59	(182)	1,439	(24)	1,415
Adjusted net investment income	1,031	128	14	295	111	19	1,598	186	1,784
Other income (expense)—operating	3	(1)	(1)	(7)	24	(11)	7	20	27
Amortization expense of purchased intangibles	—	(6)	(14)	(23)	—	(109)	(152)	(1)	(153)

Segment income (loss)	$1,905	$332	$110	$634	$194	$(283)	$2,892	$181	$3,073

Adjusted interest expense						(290)			(290)
Income tax expense						(418)			(418)

Core operating income (loss)						(991)			2,365
Chubb integration expenses, net of $2 million tax benefit						(5)			(5)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $14 million tax benefit						(65)			(65)
Adjusted net realized gains (losses), net of $6 million tax benefit (1)						(105)			(105)

Net income (loss)						$(1,166)			$2,190

Combined ratio	86.5%	90.9%	74.5%	91.5%	82.1%		89.6%
CAY combined ratio ex Cats	87.8%	81.4%	88.5%	91.3%	81.6%		88.7%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2019	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$4,401	$4,211	$4,576	$4,533	$4,518	$8,612	$8,495	$17,604
Net premiums written	3,720	3,252	3,438	3,452	3,534	6,972	6,485	13,375
Net premiums earned	3,595	3,376	3,262	3,185	3,390	6,971	6,475	12,922
Losses and loss expenses	3,498	2,181	1,968	2,051	2,214	5,679	4,187	8,206
Policy acquisition costs	471	492	454	459	459	963	918	1,831
Administrative expenses	249	259	273	256	259	508	499	1,028

Underwriting income (loss)	(623)	444	567	419	458	(179)	871	1,857
Net investment income	507	516	519	532	521	1,023	1,031	2,082
Other income (expense)—operating	(4)	3	(1)	1	(2)	(1)	3	3

Segment income (loss)	$(120)	$963	$1,085	$952	$977	$843	$1,905	$3,942

CAY underwriting income ex Cats	$504	$457	$445	$398	$410	$961	$786	$1,629
Combined ratio
Loss and loss expense ratio	97.3%	64.6%	60.3%	64.4%	65.3%	81.5%	64.7%	63.5%
Policy acquisition cost ratio	13.1%	14.6%	13.9%	14.4%	13.6%	13.8%	14.1%	14.2%
Administrative expense ratio	6.9%	7.6%	8.4%	8.1%	7.6%	7.3%	7.7%	7.9%

Combined ratio	117.3%	86.8%	82.6%	86.9%	86.5%	102.6%	86.5%	85.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	66.1%	64.2%	64.0%	65.5%	66.7%	65.2%	65.9%	65.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	19.9%	22.3%	22.4%	22.1%	21.2%	21.0%	21.9%	22.1%

CAY combined ratio ex Cats	86.0%	86.5%	86.4%	87.6%	87.9%	86.2%	87.8%	87.4%

Catastrophe reinstatement premiums expensed—pre-tax	$(3)	$—	$—	$—	$—	$(3)	$—	$—
Catastrophe losses—pre-tax	$1,270	$118	$102	$88	$137	$1,388	$231	$421
Favorable prior period development (PPD)—pre-tax	$(146)	$(105)	$(224)	$(109)	$(185)	$(251)	$(316)	$(649)
% Change versus prior year period
Net premiums written	5.3%	10.2%	9.4%	7.9%	6.0%	7.5%	5.6%	7.1%
Net premiums written adjusted for COVID-19 exposures (1)	9.8%					10.0%
Net premiums earned	6.1%	9.4%	6.0%	5.5%	3.4%	7.7%	2.7%	4.2%
Other ratios
Net premiums written/gross premiums written	85%	77%	75%	76%	78%	81%	76%	76%
Production by Size—Net premiums written (2)
Major Accounts & Specialty	$2,350	$1,874	$2,049	$2,043	$2,187	$4,224	$3,899	$7,991
Commercial	1,370	1,378	1,389	1,409	1,347	2,748	2,586	5,384

Total	$3,720	$3,252	$3,438	$3,452	$3,534	$6,972	$6,485	$13,375

(1)	Q2 and YTD 2020 net premiums written were adversely impacted by $160 million of COVID-19 exposure adjustments on in-force policies.
(2)

Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts. Certain 2019 businesses, previously reported within Commercial, are now reported within Major Accounts & Specialty to align with 2020 reporting. The reclassifications are immaterial and have no impact to total reported North America Commercial P&C Insurance segment net premiums written.

NA Commercial	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$1,511	$1,265	$1,349	$1,422	$1,483	$2,776	$2,690	$5,461
Net premiums written	1,327	1,107	1,171	1,251	1,309	2,434	2,365	4,787
Net premiums earned	1,192	1,200	1,185	1,187	1,168	2,392	2,322	4,694
Losses and loss expenses	762	683	865	674	747	1,445	1,504	3,043
Policy acquisition costs	231	245	240	240	237	476	468	948
Administrative expenses	66	68	75	72	71	134	139	286

Underwriting income	133	204	5	201	113	337	211	417
Net investment income	65	66	64	66	64	131	128	258
Other income (expense)—operating	(1)	(2)	(1)	(1)	(1)	(3)	(1)	(3)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(3)	(3)	(6)	(6)	(12)

Segment income	$194	$265	$65	$263	$173	$459	$332	$660

CAY underwriting income ex Cats	$242	$226	$223	$222	$214	$468	$431	$876
Combined ratio
Loss and loss expense ratio	63.8%	57.0%	73.0%	56.9%	64.0%	60.4%	64.7%	64.8%
Policy acquisition cost ratio	19.4%	20.4%	20.3%	20.2%	20.2%	19.9%	20.2%	20.2%
Administrative expense ratio	5.6%	5.6%	6.3%	6.0%	6.1%	5.6%	6.0%	6.1%

Combined ratio	88.8%	83.0%	99.6%	83.1%	90.3%	85.9%	90.9%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	54.7%	55.1%	55.1%	55.1%	55.3%	54.9%	55.2%	55.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.9%	26.1%	26.3%	26.2%	26.4%	25.5%	26.2%	26.3%

CAY combined ratio ex Cats	79.6%	81.2%	81.4%	81.3%	81.7%	80.4%	81.4%	81.4%

Catastrophe reinstatement premiums expensed—pre-tax	$(1)	$—	$(11)	$—	$—	$(1)	$—	$(11)
Catastrophe losses—pre-tax	$109	$21	$214	$83	$117	$130	$246	$543
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(1)	$1	$(7)	$(62)	$(16)	$—	$(26)	$(95)
% Change versus prior year period
Net premiums written	1.4%	4.8%	9.2%	2.7%	-2.0%	2.9%	-0.7%	2.4%
Net premiums written adjusted for COVID-19 exposures (1)	2.0%	5.1%	4.6%	3.9%	2.4%	3.4%	2.4%	3.3%
Net premiums earned	2.1%	3.9%	4.8%	1.7%	1.1%	3.0%	1.2%	2.2%
Other ratios
Net premiums written/gross premiums written	88%	88%	87%	88%	88%	88%	88%	88%

(1)

Q2 and YTD 2020 net premiums written were adversely impacted by $7 million of return premiums related to COVID-19. For Q1 2020, YTD 2020 and the 2019 periods, net premiums written were also adjusted for certain items, including additional reinsurance, as applicable. Refer to the Non-GAAP financial measures section for additional details.

NA Personal	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$652	$220	$282	$1,272	$642	$872	$861	$2,415
Net premiums written	461	157	276	938	466	618	596	1,810
Net premiums earned	376	94	421	941	378	470	433	1,795
Adjusted losses and loss expenses (1)	313	65	453	880	309	378	283	1,616
Policy acquisition costs	29	11	(6)	56	27	40	34	84
Administrative expenses	3	4	(3)	4	4	7	5	6

Underwriting income (loss)	31	14	(23)	1	38	45	111	89
Net investment income	7	9	8	8	4	16	14	30
Other income (expense)—operating	(1)	—	—	—	(1)	(1)	(1)	(1)
Amortization expense of purchased intangibles	(6)	(7)	(7)	(7)	(7)	(13)	(14)	(28)

Segment income (loss)	$31	$16	$(22)	$2	$34	$47	$110	$90

CAY underwriting income (loss) ex Cats	$37	$8	$(59)	$22	$40	$45	$54	$17
Combined ratio
Loss and loss expense ratio	83.1%	69.6%	107.6%	93.5%	81.9%	80.4%	65.5%	90.1%
Policy acquisition cost ratio	7.8%	11.1%	-1.5%	6.0%	7.3%	8.5%	7.9%	4.7%
Administrative expense ratio	0.9%	4.1%	-0.7%	0.4%	0.9%	1.5%	1.1%	0.3%

Combined ratio	91.8%	84.8%	105.4%	99.9%	90.1%	90.4%	74.5%	95.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	81.5%	76.2%	113.6%	91.3%	81.4%	80.4%	79.5%	93.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	8.7%	14.7%	0.3%	6.4%	8.2%	10.0%	9.0%	5.6%

CAY combined ratio ex Cats	90.2%	90.9%	113.9%	97.7%	89.6%	90.4%	88.5%	99.1%

Catastrophe losses—pre-tax	$6	$8	$1	$3	$2	$14	$4	$8
Unfavorable (favorable) prior period development (PPD)—pre-tax	$—	$(14)	$(37)	$18	$—	$(14)	$(61)	$(80)
% Change versus prior year period
Net premiums written	-1.1%	21.2%	40.4%	6.2%	20.1%	3.8%	20.1%	14.8%
Net premiums earned	-0.5%	71.8%	32.4%	9.8%	7.7%	8.6%	9.8%	14.4%
Other ratios
Net premiums written/gross premiums written	71%	71%	98%	74%	73%	71%	69%	75%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$2,561	$3,131	$2,964	$2,705	$2,863	$5,692	$5,739	$11,408
Net premiums written	2,021	2,598	2,381	2,228	2,258	4,619	4,653	9,262
Net premiums earned	2,194	2,307	2,287	2,256	2,225	4,501	4,339	8,882
Losses and loss expenses	1,485	1,258	1,221	1,154	1,125	2,743	2,231	4,606
Policy acquisition costs	624	642	646	630	629	1,266	1,225	2,501
Administrative expenses	241	258	262	257	265	499	514	1,033

Underwriting income (loss)	(156)	149	158	215	206	(7)	369	742
Net investment income	124	145	145	148	151	269	295	588
Other income (expense)—operating	(8)	(4)	(2)	(3)	(3)	(12)	(7)	(12)
Amortization expense of purchased intangibles	(11)	(12)	(11)	(11)	(12)	(23)	(23)	(45)

Segment income (loss)	$(51)	$278	$290	$349	$342	$227	$634	$1,273

CAY underwriting income ex Cats	$207	$235	$202	$225	$195	$442	$379	$806
Combined ratio
Loss and loss expense ratio	67.7%	54.5%	53.3%	51.1%	50.6%	61.0%	51.4%	51.9%
Policy acquisition cost ratio	28.4%	27.8%	28.3%	28.0%	28.3%	28.1%	28.2%	28.1%
Administrative expense ratio	11.0%	11.2%	11.5%	11.4%	11.9%	11.1%	11.9%	11.6%

Combined ratio	107.1%	93.5%	93.1%	90.5%	90.8%	100.2%	91.5%	91.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.6%	50.8%	51.5%	50.7%	51.1%	51.2%	51.2%	51.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	39.1%	39.0%	39.7%	39.3%	40.1%	39.0%	40.1%	39.7%

CAY combined ratio ex Cats	90.7%	89.8%	91.2%	90.0%	91.2%	90.2%	91.3%	90.9%

Catastrophe reinstatement premiums expensed—pre-tax	$(16)	$—	$(4)	$—	$—	$(16)	$—	$(4)
Catastrophe losses—pre-tax	$383	$90	$83	$35	$9	$473	$34	$152
Favorable prior period development (PPD)—pre-tax	$(36)	$(4)	$(43)	$(25)	$(20)	$(40)	$(24)	$(92)
% Change versus prior year period
Net premiums written	-10.5%	8.5%	6.3%	7.1%	2.7%	-0.7%	1.5%	4.0%
Net premiums written adjusted for COVID-19 exposures (1)	-9.4%					-0.2%
Net premiums earned	-1.5%	9.2%	4.6%	4.6%	3.0%	3.7%	1.7%	3.1%
Net premiums written constant $	-5.1%	9.7%	8.8%	10.7%	8.5%	2.7%	7.2%	8.4%
Net premiums written adjusted for COVID-19 exposures (1)	-4.0%					3.2%
Net premiums earned constant $	4.2%	10.5%	6.9%	8.0%	9.2%	7.4%	7.8%	7.6%
Other ratios
Net premiums written/gross premiums written	79%	83%	80%	82%	79%	81%	81%	81%

Production by Region—Net premiums written	2Q-20	2Q-19	% Change	Constant $ % Change	YTD 2020	YTD 2019	% Change	Constant $ % Change
Europe	$851	$810	5.0%	7.7%	$2,079	$1,916	8.5%	10.3%
Latin America	389	573	-32.2%	-20.8%	972	1,106	-12.1%	-4.0%
Asia	721	792	-9.0%	-6.3%	1,409	1,461	-3.6%	-1.7%
Other (2)	60	83	-27.1%	-24.6%	159	170	-6.6%	-4.8%

Total	$2,021	$2,258	-10.5%	-5.1%	$4,619	$4,653	-0.7%	2.7%

(1)	Q2 and YTD 2020 net premiums written were adversely impacted by $24 million of COVID-19 exposure adjustments on in-force policies.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$262	$242	$111	$150	$237	$504	$458	$719
Net premiums written	207	218	109	141	197	425	399	649
Net premiums earned	163	186	167	160	159	349	327	654
Losses and loss expenses	73	87	107	79	90	160	166	352
Policy acquisition costs	42	45	42	42	42	87	85	169
Administrative expenses	9	10	9	9	7	19	17	35

Underwriting income	39	44	9	30	20	83	59	98
Net investment income	51	54	54	55	55	105	111	220
Other income (expense)—operating	8	15	18	16	15	23	24	58

Segment income	$98	$113	$81	$101	$90	$211	$194	$376

CAY underwriting income ex Cats	$36	$37	$28	$28	$30	$73	$61	$117
Combined ratio
Loss and loss expense ratio	45.5%	46.5%	64.2%	49.6%	55.9%	46.0%	50.6%	53.9%
Policy acquisition cost ratio	25.5%	24.5%	24.7%	26.2%	26.9%	25.0%	26.1%	25.7%
Administrative expense ratio	5.6%	5.1%	5.7%	5.3%	4.9%	5.3%	5.4%	5.4%

Combined ratio	76.6%	76.1%	94.6%	81.1%	87.7%	76.3%	82.1%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	46.8%	50.4%	52.5%	49.9%	49.7%	48.7%	50.1%	50.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.4%	29.6%	30.8%	32.2%	32.0%	30.5%	31.5%	31.5%

CAY combined ratio ex Cats	78.2%	80.0%	83.3%	82.1%	81.7%	79.2%	81.6%	82.1%

Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$1	$2	$—	$—	$—	$3
Catastrophe losses—pre-tax	$13	$—	$16	$25	$10	$13	$10	$51
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(16)	$(7)	$4	$(25)	$—	$(23)	$(8)	$(29)
% Change versus prior year period
Net premiums written as reported	4.6%	8.4%	-6.0%	-14.0%	0.2%	6.5%	2.3%	-3.2%
Net premiums earned as reported	2.9%	10.4%	-5.8%	1.9%	-5.0%	6.8%	-2.5%	-2.3%
Net premiums written constant $	4.9%	7.9%	-4.8%	-12.8%	1.3%	6.4%	3.8%	-1.7%
Net premiums earned constant $	4.0%	10.2%	-5.0%	3.1%	-3.5%	7.2%	-0.5%	-0.8%
Other ratios
Net premiums written/gross premiums written	79%	90%	99%	94%	83%	84%	87%	90%

Global Reinsurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$653	$683	$652	$642	$612	$1,336	$1,223	$2,517
Net premiums written	619	645	622	612	579	1,264	1,158	2,392
Net premiums earned	608	631	613	598	571	1,239	1,132	2,343
Losses and loss expenses (1)	171	202	176	190	189	373	391	757
Adjusted policy benefits (1)	183	185	201	165	164	368	330	696
Policy acquisition costs	196	180	166	176	150	376	278	620
Administrative expenses	82	76	86	80	78	158	157	323
Net investment income	95	95	95	92	97	190	186	373

Life Insurance underwriting income (2)	71	83	79	79	87	154	162	320
Other income (expense)—operating	17	12	11	17	10	29	20	48
Amortization expense of purchased intangibles	(1)	(1)	—	(1)	(1)	(2)	(1)	(2)

Segment income	$87	$94	$90	$95	$96	$181	$181	$366

% Change versus prior year period
Net premiums written	7.0%	11.4%	6.9%	8.5%	2.5%	9.2%	3.0%	5.3%
Net premiums earned	6.5%	12.6%	6.6%	8.7%	3.4%	9.5%	3.6%	5.6%
Net premiums written constant $	8.5%	11.3%	6.8%	9.1%	4.3%	9.9%	4.7%	6.4%
Net premiums earned constant $	8.0%	12.5%	6.5%	9.3%	5.2%	10.2%	5.4%	6.6%

(1)	Q2 and YTD 2020 includes pre-tax catastrophe losses of $6 million related to COVID-19.
(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	2Q-20	2Q-19	% Change	Constant $ % Change	YTD 2020	YTD 2019	% Change	Constant $ % Change
International life insurance net premiums written	$290	$229	26.6%	29.9%	$585	$456	28.2%	29.8%
International life insurance deposits (3)	309	369	-16.1%	-16.9%	752	690	9.1%	8.0%

Total international life insurance net premiums written and deposits	$599	$598	0.3%	0.6%	$1,337	$1,146	16.7%	16.6%

International life insurance segment income	$37	$42	-8.9%	-7.5%	$82	$76	9.0%	10.0%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses (1)	276	11	75	38	34	287	45	158
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	77	66	108	74	74	143	137	319

Underwriting loss	(353)	(77)	(183)	(112)	(108)	(430)	(182)	(477)
Adjusted net investment income	8	8	8	9	10	16	19	36
Other income (expense)—operating	(9)	(16)	(6)	(7)	(4)	(25)	(11)	(24)
Adjusted interest expense	(134)	(137)	(140)	(143)	(145)	(271)	(290)	(573)
Amortization expense of purchased intangibles	(51)	(50)	(55)	(54)	(54)	(101)	(109)	(218)
Income tax (expense) benefit	46	(237)	(173)	(219)	(216)	(191)	(418)	(810)

Core operating loss	(493)	(509)	(549)	(526)	(517)	(1,002)	(991)	(2,066)
Chubb integration expenses, net of tax	—	—	(12)	(2)	(3)	—	(5)	(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(19)	(22)	(25)	(24)	(32)	(41)	(65)	(114)
Adjusted net realized gains (losses), net of tax (2)	(58)	(946)	170	(119)	(10)	(1,004)	(105)	(54)

Net loss	$(570)	$(1,477)	$(416)	$(671)	$(562)	$(2,047)	$(1,166)	$(2,253)

Unfavorable prior period development (PPD)—pre-tax (1)	$274	$11	$74	$36	$33	$285	$43	$153

(1)

Q2 and YTD 2020 includes $254 million of unfavorable PPD for legacy exposures for U.S. child molestation claims, predominantly reviver statute-related. Excluded from this amount is $5 million recorded in the North America Commercial P&C Insurance segment.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 18

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Losses and loss expenses incurred	5,855	990	4,865
Losses and loss expenses paid	(6,382)	(1,203)	(5,179)	106%
Other (incl. foreign exch. revaluation)	205	62	143

Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59	% (1)
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Add net recoverable on paid losses	—	846	(846)

Balance including net recoverable on paid losses	$65,699	$15,207	$50,492

(1)

The losses and loss expenses incurred increased $2.1 billion in the quarter, principally reflecting the significant catastrophe events in the period, principally COVID-19, and resulting in the 59% net paid to incurred ratio for Q2 2020.

Loss Reserve Rollforward	Page 19

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2020	March 31 2020	December 31 2019
Reinsurance recoverable on paid losses and loss expenses
Active operations	$736	$748	$887
Brandywine and Other Run-off	173	177	189

Total	$909	$925	$1,076

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,315	$13,088	$13,223
Brandywine and Other Run-off	1,286	1,190	1,198

Total	$14,601	$14,278	$14,421

Gross reinsurance recoverable
Active operations	$14,051	$13,836	$14,110
Brandywine and Other Run-off	1,459	1,367	1,387

Total	$15,510	$15,203	$15,497

Provision for uncollectible reinsurance (1)
Active operations	$(177)	$(176)	$(180)
Brandywine and Other Run-off	(126)	(129)	(136)

Total	$(303)	$(305)	$(316)

Net reinsurance recoverable
Active operations	$13,874	$13,660	$13,930
Brandywine and Other Run-off	1,333	1,238	1,251

Total	$15,207	$14,898	$15,181

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 20

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30 2020		March 31 2020		December 31 2019
Market Value
Fixed maturities available for sale	$86,712		$81,523		$85,488
Fixed maturities held to maturity	12,620		12,468		13,005
Short-term investments	4,003		3,586		4,291

Total fixed maturities	$103,335		$97,577		$102,784

Asset Allocation by Market Value
U.S. Treasury / Agency	$4,190	4%	$4,296	4%	$4,630	5%
Corporate and asset-backed securities	36,345	35%	32,990	33%	34,259	33%
Mortgage-backed securities	20,529	20%	20,252	21%	21,588	21%
Municipal	12,291	12%	12,266	13%	12,824	12%
Non-U.S.	25,977	25%	24,187	25%	25,192	25%
Short-term investments	4,003	4%	3,586	4%	4,291	4%

Total fixed maturities	$103,335	100%	$97,577	100%	$102,784	100%

Credit Quality by Market Value
AAA	$15,411	15%	$14,577	15%	$15,714	15%
AA	35,600	35%	35,437	36%	37,504	37%
A	19,703	19%	18,375	19%	19,236	19%
BBB	15,690	15%	13,617	14%	13,650	13%
BB	9,302	9%	8,661	9%	9,474	9%
B	7,124	7%	6,487	7%	6,897	7%
Other	505	0%	423	0%	309	0%

Total fixed maturities	$103,335	100%	$97,577	100%	$102,784	100%

Cost/Amortized Cost, net
Fixed maturities available for sale (1)	$82,671		$80,776		$82,580
Fixed maturities held to maturity (1)	11,845		12,022		12,581
Short-term investments (1)	4,002		3,582		4,291

Subtotal fixed maturities	98,518		96,380		99,452
Equity securities	2,394		2,068		812
Other investments	5,923		6,075		6,062

Total investment portfolio	$106,835		$104,523		$106,326

Avg. duration of fixed maturities	4.0 years		3.9 years		3.8 years
Avg. market yield of fixed maturities	2.2%		3.0%		2.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.3%		3.4%		3.4%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 21

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at June 30, 2020
Agency residential mortgage-backed securities (RMBS)	$127	$16,748	$—	$—	$—	$16,875
Non-agency RMBS	155	34	73	13	9	284
Commercial mortgage-backed securities	2,935	287	135	11	2	3,370

Total mortgage-backed securities at market value	$3,217	$17,069	$208	$24	$11	$20,529

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2020		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,142	$438	$48	$71	$3,699
Banks		—	21	2,567	1,497	4,085
Basic Materials		—	—	90	269	359
Communications		—	150	517	1,204	1,871
Consumer, Cyclical		—	272	540	707	1,519
Consumer, Non-Cyclical		64	673	1,513	1,692	3,942
Diversified Financial Services		7	205	417	398	1,027
Energy		—	72	203	711	986
Industrial		—	14	826	902	1,742
Utilities		—	3	1,023	561	1,587
All Others		213	339	1,686	1,158	3,396

Total		$3,426	$2,187	$9,430	$9,170	$24,213

Market Value at June 30, 2020			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$1	$17	$5	$23
Banks			—	—	—	—
Basic Materials			377	239	4	620
Communications			853	769	54	1,676
Consumer, Cyclical			1,090	992	61	2,143
Consumer, Non-Cyclical			1,214	1,472	103	2,789
Diversified Financial Services			194	86	7	287
Energy			703	325	12	1,040
Industrial			739	718	22	1,479
Utilities			352	27	7	386
All Others			905	726	58	1,689

Total			$6,428	$5,371	$333	$12,132

Investments 2	Page 22

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2020

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,082	$—	$—	$—	$1,082
Canada	876	—	—	—	—	876
United Kingdom	—	872	—	—	—	872
Province of Ontario	—	—	659	—	—	659
Kingdom of Thailand	—	—	616	—	—	616
Federative Republic of Brazil	—	—	—	—	569	569
Province of Quebec	—	525	—	—	—	525
United Mexican States	—	—	—	431	—	431
Commonwealth of Australia	399	—	3	—	—	402
Socialist Republic of Vietnam	—	—	—	—	373	373
Other Non-U.S. Government Securities	887	1,588	1,084	893	883	5,335

Total	$2,162	$4,067	$2,362	$1,324	$1,825	$11,740

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$73	$73	$784	$918	$417	$2,265
Canada	116	265	445	585	396	1,807
France	8	46	673	368	54	1,149
United States (1)	—	—	204	255	588	1,047
Australia	103	203	328	220	21	875
Netherlands	50	80	240	150	105	625
Japan	—	10	513	83	—	606
Germany	67	37	107	283	44	538
Switzerland	55	4	253	196	28	536
China	—	—	269	91	70	430
Other Non-U.S. Corporate Securities	365	419	1,008	1,604	963	4,359

Total	$837	$1,137	$4,824	$4,753	$2,686	$14,237

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 23

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2020	Market Value	Rating
1	Wells Fargo & Co	$765	A-
2	Bank of America Corp	656	A-
3	JP Morgan Chase & Co	639	A-
4	Comcast Corp	485	A-
5	Morgan Stanley	451	BBB+
6	Citigroup Inc	440	BBB+
7	HSBC Holdings Plc	406	A-
8	Verizon Communications Inc	393	BBB+
9	AT&T Inc	378	BBB
10	Goldman Sachs Group Inc	351	BBB+

Investments 4	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(19)	$—	$(19)	$3,281	$(524)	$2,757	$3,262	$(524)	$2,738
Public equity:
Realized gains (losses) on sales	187	(39)	148	—	—	—	187	(39)	148
Mark-to-market	(39)	11	(28)	—	—	—	(39)	11	(28)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(200)	11	(189)	—	—	—	(200)	11	(189)

Total investment portfolio	(71)	(17)	(88)	3,281	(524)	2,757	3,210	(541)	2,669
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	110	—	110	—	—	—	110	—	110
Foreign exchange	(61)	20	(41)	445	6	451	384	26	410
Partially-owned entities (3)	(7)	—	(7)	—	—	—	(7)	—	(7)
Other	(40)	8	(32)	(22)	5	(17)	(62)	13	(49)

Net gains (losses)	$(69)	$11	$(58)	$3,704	$(513)	$3,191	$3,635	$(502)	$3,133

(1)

The quarter includes realized gains on fixed income derivatives of $14 million, realized gains related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized gains, as realized gains of $104 million, and impairment of $31 million for fixed maturities written to market entering default and our intent to sell certain securities during the quarter.

(2)	The quarter includes $103 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended June 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(160)	$—	$(160)	$1,240	$(221)	$1,019	$1,080	$(221)	$859
Public equity (4):
Realized gains (losses) on sales	23	(5)	18	—	—	—	23	(5)	18
Mark-to-market	(27)	6	(21)	—	—	—	(27)	6	(21)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	240	(3)	237	—	—	—	240	(3)	237

Total investment portfolio	76	(2)	74	1,240	(221)	1,019	1,316	(223)	1,093
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(85)	—	(85)	—	—	—	(85)	—	(85)
Foreign exchange	(11)	4	(7)	(97)	2	(95)	(108)	6	(102)
Partially-owned entities (6)	9	(1)	8	—	—	—	9	(1)	8
Other	—	—	—	(18)	3	(15)	(18)	3	(15)

Net gains (losses)	$(11)	$1	$(10)	$1,125	$(216)	$909	$1,114	$(215)	$899

(4)

The quarter includes pre-tax realized losses on derivatives of: $172 million in fixed income and $9 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $13 million pre-tax for fixed maturities.

(5)	The quarter includes $20 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(365)	$40	$(325)	$1,121	$(240)	$881	$756	$(200)	$556
Public equity (1):
Realized gains (losses) on sales	205	(42)	163	—	—	—	205	(42)	163
Mark-to-market	(44)	3	(41)	—	—	—	(44)	3	(41)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	(207)	2	(205)	—	—	—	(207)	2	(205)

Total investment portfolio	(411)	3	(408)	1,121	(240)	881	710	(237)	473
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(450)	—	(450)	—	—	—	(450)	—	(450)
Foreign exchange	(129)	17	(112)	(414)	40	(374)	(543)	57	(486)
Partially-owned entities (3)	(2)	—	(2)	—	—	—	(2)	—	(2)
Other	(40)	8	(32)	(36)	8	(28)	(76)	16	(60)

Net gains (losses)	$(1,032)	$28	$(1,004)	$671	$(192)	$479	$(361)	$(164)	$(525)

(1)

Year to date includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $13 million, realized losses related to the adoption of new accounting guidance that required the acceleration of certain mark-to-market losses on fixed maturities, previously classified as unrealized losses, as realized losses of $46 million, and impairments of $152 million related to certain securities the company intended to sell and securities written to market entering default.

(2)	Year to date includes $22 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Six months ended June 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(311)	$8	$(303)	$3,129	$(551)	$2,578	$2,818	$(543)	$2,275
Public equity (4):
Realized gains (losses) on sales	1	—	1	—	—	—	1	—	1
Mark-to-market	30	(4)	26	—	—	—	30	(4)	26
Private equity:
Realized gains (losses) on sales	(2)	—	(2)	—	—	—	(2)	—	(2)
Mark-to-market	193	2	195	—	—	—	193	2	195

Total investment portfolio	(89)	6	(83)	3,129	(551)	2,578	3,040	(545)	2,495
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(34)	—	(34)	—	—	—	(34)	—	(34)
Foreign exchange	2	1	3	50	(5)	45	52	(4)	48
Partially-owned entities (6)	10	(1)	9	—	—	—	10	(1)	9
Other	—	—	—	(45)	9	(36)	(45)	9	(36)

Net gains (losses)	$(111)	$6	$(105)	$3,134	$(547)	$2,587	$3,023	$(541)	$2,482

(4)

Year to date includes pre-tax realized losses on derivatives of: $279 million in fixed income and $32 million in public equity. Year to date other-than-temporary impairments in realized losses were $26 million pre-tax for fixed maturities.

(5)	Year to date includes $83 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 26

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	June 30 2020	March 31 2020	December 31 2019	December 31 2018
Financial Debt:
Total short-term debt	$1,300	$1,300	$1,299	$509
Total long-term debt	13,656	13,510	13,559	12,087

Total financial debt	$14,956	$14,810	$14,858	$12,596
Hybrid debt:
Total trust preferred securities	308	308	308	308

Total	$15,264	$15,118	$15,166	$12,904

Capitalization:
Shareholders’ equity	$54,760	$52,197	$55,331	$50,312
Hybrid debt	308	308	308	308
Financial debt	14,956	14,810	14,858	12,596

Total capitalization	$70,024	$67,315	$70,497	$63,216

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.5%	0.4%	0.5%
Financial debt	21.4%	22.0%	21.1%	19.9%

Total hybrid & financial debt	21.8%	22.5%	21.5%	20.4%

Note: As of June 30, 2020, there was $2.0 billion usage of credit facilities on total capacity of $4.0 billion.

Debt and Capital	Page 27

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Numerator
Core operating income (loss) to common shares	$(254)	$1,195	$966	$2,365
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(24)	(38)	(51)	(79)
Tax benefit on amortization adjustment	5	6	10	14
Chubb integration expenses, pre-tax	—	(4)	—	(7)
Tax benefit on Chubb integration expenses	—	1	—	2
Adjusted net realized gains (losses), pre-tax	(69)	(11)	(1,032)	(111)
Tax (expense) benefit on adjusted net realized gains (losses)	11	1	28	6

Net income (loss)	$(331)	$1,150	$(79)	$2,190

Rollforward of Common Shares Outstanding
Shares—beginning of period	451,367,782	458,179,205	451,971,567	459,203,378
Repurchase of shares	—	(2,584,466)	(2,266,150)	(5,338,220)
Shares issued, excluding option exercises	(64,658)	55,208	1,027,562	1,223,084
Issued for option exercises	56,899	427,872	627,044	989,577

Shares—end of period	451,360,023	456,077,819	451,360,023	456,077,819

Denominator
Weighted average shares outstanding (1)	451,402,807	457,224,455	451,635,733	458,010,447
Effect of other dilutive securities (2)	—	2,945,237	—	2,863,109

Adj. wtd. avg. shares outstanding and assumed conversions	451,402,807	460,169,692	451,635,733	460,873,556

Basic earnings per share
Core operating income (loss)	$(0.56)	$2.61	$2.14	$5.16
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.07)	(0.09)	(0.14)
Chubb integration expenses, net of tax	—	(0.01)	—	(0.01)
Adjusted net realized gains (losses), net of tax	(0.13)	(0.01)	(2.22)	(0.23)

Net income (loss)	$(0.73)	$2.52	$(0.17)	$4.78

Diluted earnings per share
Core operating income (loss) (2)	$(0.56)	$2.60	$2.13	$5.13
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.07)	(0.09)	(0.14)
Chubb integration expenses, net of tax	—	(0.01)	—	(0.01)
Adjusted net realized gains (losses), net of tax	(0.13)	(0.02)	(2.22)	(0.23)
Use of weighted-average dilutive shares	—	—	0.01	—

Net income (loss) (2)	$(0.73)	$2.50	$(0.17)	$4.75

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

(2)

In periods where core operating loss and net loss are recognized, inclusion of incremental dilution is anti-dilutive and therefore basic shares are used in the calculation of per share earnings. For the three and six months ended June 30, 2020, the effect of dilutive securities was 1,395,951 shares and 2,044,144 shares, respectively. Weighted-average shares outstanding used to calculate core operating income per share for the six months ended June 30, 2020 and earnings per share for the 2019 periods include the effect of dilutive securities.

Earnings Per Share	Page 28

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2020	March 31 2020	December 31 2019	June 30 2019
Shareholders’ equity	$54,760	$52,188	$55,331	$53,802
Less: goodwill and other intangible assets, net of tax	19,783	19,569	20,012	20,170

Numerator for tangible book value per share	$34,977	$32,619	$35,319	$33,632

Book value—% change over prior quarter	4.9%	-5.7%	1.4%	2.8%
Tangible book value—% change over prior quarter	7.2%	-7.6%	2.2%	4.2%
Denominator	451,360,023	451,367,782	451,971,567	456,077,819

Book value per common share	$121.32	$115.62	$122.42	$117.97
Tangible book value per common share	$77.49	$72.27	$78.14	$73.74
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$52,188	$55,259	$54,572	$52,355
Core operating income (loss)	(254)	1,220	1,040	1,195
Amortization of fair value adjustment of acquired invested assets and long-term debt	(19)	(22)	(25)	(32)
Chubb integration expenses	—	—	(12)	(3)
Adjusted net realized gains (losses) (2)	(58)	(946)	170	(10)
Net unrealized gains (losses) on investments	2,757	(1,876)	(70)	1,019
Repurchase of shares	—	(326)	(310)	(376)
Dividend declared on common shares	(353)	(340)	(340)	(344)
Cumulative translation gains (losses)	451	(825)	177	(95)
Postretirement benefit liability	(17)	(11)	(9)	(15)
Other (3)	65	55	138	108

	$54,760	$52,188	$55,331	$53,802

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 29

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income (loss) is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income (loss) adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income, adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 33-36.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written metrics adjusted for COVID-19 exposures are net premiums written in Q2 2020 and YTD 2020 adjusted to exclude exposure adjustments on in-force policies in the North America Commercial P&C Insurance and Overseas General Insurance segments of $184 million and, for the North America Personal P&C insurance segment, return premiums of $7 million. For the North America Personal P&C insurance segment for all periods presented, net premiums written adjusted for COVID-19 exposures also excludes reinstatement premiums, additional reinsurance, accounting actions in 2019 and unearned premium reserve (UPR) transfer. We believe these measures are meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 30

Chubb Limited

Non-GAAP Financial Measures —2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						YTD	YTD	Full Year
	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	2020	2019	2019
Tax expense (benefit), as reported	$(62)	$215	$169	$230	$208	$153	$396	$795
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(5)	(5)	(4)	(8)	(6)	(10)	(14)	(26)
Less: tax benefit on Chubb integration expenses	—	—	(2)	—	(1)	—	(2)	(4)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(11)	(17)	2	19	(1)	(28)	(6)	15

Tax expense (benefit), adjusted	$(46)	$237	$173	$219	$216	$191	$418	$810

Income (loss) before tax, as reported	$(393)	$467	$1,342	$1,321	$1,358	$74	$2,586	$5,249
Less: amortization of fair value of acquired invested assets and debt	(24)	(27)	(29)	(32)	(38)	(51)	(79)	(140)
Less: Chubb integration expenses	—	—	(14)	(2)	(4)	—	(7)	(23)
Less: adjusted realized gains (losses)	31	(956)	(55)	(141)	(230)	(925)	(326)	(522)
Less: realized gains (losses) related to unconsolidated entities	(100)	(7)	227	41	219	(107)	215	483

Core operating income (loss) before tax	$(300)	$1,457	$1,213	$1,455	$1,411	$1,157	$2,783	$5,451

Effective tax rate	15.8%	46.0%	12.6%	17.4%	15.3%	206.8%	15.3%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.4%	0.0%	0.0%	0.2%	0.1%	0.1%	0.1%	0.1%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.1%	-29.7%	1.6%	-2.5%	-0.1%	-190.4%	-0.4%	-0.3%

Core operating effective tax rate	15.3%	16.3%	14.2%	15.1%	15.3%	16.5%	15.0%	14.9%

Core operating income

The following table presents the reconciliation of Net income (loss) to Core operating income (loss):

	2Q-20	1Q-20	4Q-19	3Q-19	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Net income (loss), as reported	$(331)	$252	$1,173	$1,091	$1,150	$(79)	$2,190	$4,454
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(24)	(27)	(29)	(32)	(38)	(51)	(79)	(140)
Tax benefit on amortization adjustment	5	5	4	8	6	10	14	26
Chubb integration expenses, pre-tax	—	—	(14)	(2)	(4)	—	(7)	(23)
Tax benefit on Chubb integration expenses	—	—	2	—	1	—	2	4
Adjusted realized gains (losses), pre-tax	31	(956)	(55)	(141)	(230)	(925)	(326)	(522)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(100)	(7)	227	41	219	(107)	215	483
Tax (expense) benefit on adjusted net realized gains (losses)	11	17	(2)	(19)	1	28	6	(15)

Core operating income (loss)	$(254)	$1,220	$1,040	$1,236	$1,195	$966	$2,365	$4,641

Catastrophe losses—after-tax	$1,510	$199	$353	$191	$221	$1,709	$422	$966
Unfavorable (favorable) prior period development (PPD)—after-tax	$52	$(94)	$(199)	$(112)	$(152)	$(42)	$(313)	$(624)
Core operating income (loss) per share	$(0.56)	$2.68	$2.28	$2.70	$2.60	$2.13	$5.13	$10.11
Impact of Cats on Core operating income per share—Unfavorable	$(3.35)	$(0.44)	$(0.77)	$(0.41)	$(0.48)	$(3.77)	$(0.92)	$(2.11)
Impact of PPD on Core operating income per share—Favorable (unfavorable)	$(0.11)	$0.21	$0.43	$0.24	$0.33	$0.10	$0.68	$1.36
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(3.46)	$(0.23)	$(0.34)	$(0.17)	$(0.15)	$(3.67)	$(0.24)	$(0.75)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 31

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	2Q-20	2Q-19	YTD 2020	YTD 2019	Full Year 2019
Net income (loss)	$(331)	$1,150	$(79)	$2,190	$4,454
Core operating income (loss)	$(254)	$1,195	$966	$2,365	$4,641
Equity—beginning of period, as reported (1)	$52,188	$52,355	$55,259	$50,300	$50,300
Less: unrealized gains (losses) on investments, net of deferred tax	667	1,014	2,543	(545)	(545)

Equity—beginning of period, as adjusted	$51,521	$51,341	$52,716	$50,845	$50,845

Less: goodwill and other intangible assets, net of tax	$19,569	$20,070	$20,012	$20,054	$20,054

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$31,952	$31,271	$32,704	$30,791	$30,791

Equity—end of period, as reported	$54,760	$53,802	$54,760	$53,802	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	3,424	2,033	3,424	2,033	2,543

Equity—end of period, as adjusted	$51,336	$51,769	$51,336	$51,769	$52,788

Less: goodwill and other intangible assets, net of tax	19,783	20,170	19,783	20,170	20,012

Equity—end of period, as adjusted ex goodwill and other intangible assets	$31,553	$31,599	$31,553	$31,599	$32,776

Weighted average equity, as reported	$53,474	$53,079	$55,010	$52,051	$52,816
Weighted average equity, as adjusted	$51,429	$51,555	$52,026	$51,307	$51,817
Weighted average equity, as adjusted ex goodwill and other intangible assets	$31,753	$31,435	$32,129	$31,195	$31,784
ROE	-2.5%	8.7%	-0.3%	8.4%	8.4%
Core operating ROE	-2.0%	9.3%	3.7%	9.2%	9.0%
Core operating ROTE	-3.2%	15.2%	6.0%	15.2%	14.6%
Private equities realized gains (losses), after-tax (2)	$(189)	$237	$(205)	$193	$434
Impact of Private equities if included in Core operating ROE—Favorable (unfavorable) (2)	-1.5 pts	1.8 pts	-0.8 pt	0.8 pt	0.8 pt

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market

	June 30 2020	March 31 2020	December 31 2019	QTD % Change	YTD % Change
Book value	$54,760	$52,188	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	3,424	667	2,543

Book value excluding mark-to-market	51,336	51,521	52,788
Less: goodwill and other intangible assets, net of tax	19,783	19,569	20,012

Tangible book value excluding mark-to-market	$31,553	$31,952	$32,776

Denominator	451,360,023	451,367,782	451,971,567

Book value per share excluding mark-to-market	$113.74	$114.14	$116.80	-0.4%	-2.6%
Tangible book value per share excluding mark-to-market	$69.90	$70.79	$72.52	-1.3%	-3.6%

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 32

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q2 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,498	$762	$312	$1,485	$73	$276	$6,406
Realized (gains) losses on crop derivatives		—	—	1	—	—	—	1

Adjusted losses and loss expenses	A	$3,498	$762	$313	$1,485	$73	$276	$6,407

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,273)	(110)	(6)	(399)	(13)	—	(1,801)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	—	—	(20)

Catastrophe losses, gross of related adjustments		(1,270)	(109)	(6)	(383)	(13)	—	(1,781)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		146	1	—	36	16	(274)	(75)
Net premiums earned adjustments on PPD—unfavorable (favorable)		4	—	—	—	—	—	4
Expense adjustments—unfavorable (favorable)		1	—	—	—	—	—	1
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		151	1	—	36	15	(274)	(71)

CAY loss and loss expense ex Cats	B	$2,379	$654	$307	$1,138	$75	$2	$4,555

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$720	$297	$32	$865	$51	$77	$2,042
Expense adjustments—favorable (unfavorable)		(1)	—	—	—	—	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$719	$297	$32	$865	$51	$77	$2,041

Denominator
Net premiums earned	E	$3,595	$1,192	$376	$2,194	$163		$7,520
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	—		20
Net premiums earned adjustments on PPD—unfavorable (favorable)		4	—	—	—	—		4
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$3,602	$1,193	$376	$2,210	$162		$7,543

P&C combined ratio
Loss and loss expense ratio	A/E	97.3%	63.8%	83.1%	67.7%	45.5%		85.2%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	25.0%	8.7%	39.4%	31.1%		27.1%

P&C combined ratio		117.3%	88.8%	91.8%	107.1%	76.6%		112.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.1%	54.7%	81.5%	51.6%	46.8%		60.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.9%	24.9%	8.7%	39.1%	31.4%		27.0%

CAY P&C combined ratio ex Cats		86.0%	79.6%	90.2%	90.7%	78.2%		87.4%

Combined ratio
Combined ratio								112.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								112.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non—GAAP 4	Page 33

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$5,679	$1,445	$375	$2,743	$160	$287	$10,689
Realized (gains) losses on crop derivatives		—	—	3	—	—	—	3

Adjusted losses and loss expenses	A	$5,679	$1,445	$378	$2,743	$160	$287	$10,692

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,391)	(131)	(14)	(489)	(13)	—	(2,038)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	—	—	(20)

Catastrophe losses, gross of related adjustments		(1,388)	(130)	(14)	(473)	(13)	—	(2,018)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		251	—	14	40	23	(285)	43
Net premiums earned adjustments on PPD—unfavorable (favorable)		4	—	3	—	—	—	7
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		255	—	17	40	22	(285)	49

CAY loss and loss expense ex Cats	B	$4,546	$1,315	$381	$2,310	$169	$2	$8,723

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,471	$610	$47	$1,765	$106	$143	$4,142
Expense adjustments—favorable (unfavorable)		—	—	—	—	—	—	—

Policy acquisition costs and administrative expenses, adjusted	D	$1,471	$610	$47	$1,765	$106	$143	$4,142

Denominator
Net premiums earned	E	$6,971	$2,392	$470	$4,501	$349		$14,683
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	—		20
Net premiums earned adjustments on PPD—unfavorable (favorable)		4	—	3	—	—		7
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$6,978	$2,393	$473	$4,517	$348		$14,709

P&C combined ratio
Loss and loss expense ratio	A/E	81.5%	60.4%	80.4%	61.0%	46.0%		72.8%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.5%	10.0%	39.2%	30.3%		28.2%

P&C combined ratio		102.6%	85.9%	90.4%	100.2%	76.3%		101.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.2%	54.9%	80.4%	51.2%	48.7%		59.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.0%	25.5%	10.0%	39.0%	30.5%		28.2%

CAY P&C combined ratio ex Cats		86.2%	80.4%	90.4%	90.2%	79.2%		87.5%

Combined ratio
Combined ratio								101.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								101.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 34

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q2 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,214	$747	$316	$1,125	$90	$34	$4,526
Realized (gains) losses on crop derivatives		—	—	(7)	—	—	—	(7)

Adjusted losses and loss expenses	A	$2,214	$747	$309	$1,125	$90	$34	$4,519

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(137)	(117)	(2)	(9)	(10)	—	(275)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(137)	(117)	(2)	(9)	(10)	—	(275)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		185	16	—	20	—	(33)	188
Net premiums earned adjustments on PPD—unfavorable (favorable)		(3)	—	—	—	—	—	(3)
Expense adjustments—unfavorable (favorable)		(2)	—	—	—	—	—	(2)

PPD, gross of related adjustments—favorable (unfavorable)		180	16	—	20	—	(33)	183

CAY loss and loss expense ex Cats	B	$2,257	$646	$307	$1,136	$80	$1	$4,427

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$718	$308	$31	$894	$49	$74	$2,074
Expense adjustments—favorable (unfavorable)		2	—	—	—	—	—	2

Policy acquisition costs and administrative expenses, adjusted	D	$720	$308	$31	$894	$49	$74	$2,076

Denominator
Net premiums earned	E	$3,390	$1,168	$378	$2,225	$159		$7,320
Net premiums earned adjustments on PPD—unfavorable (favorable)		(3)	—	—	—	—		(3)

Net premiums earned excluding adjustments	F	$3,387	$1,168	$378	$2,225	$159		$7,317

P&C combined ratio
Loss and loss expense ratio	A/E	65.3%	64.0%	81.9%	50.6%	55.9%		61.7%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	26.3%	8.2%	40.2%	31.8%		28.4%

P&C combined ratio		86.5%	90.3%	90.1%	90.8%	87.7%		90.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.7%	55.3%	81.4%	51.1%	49.7%		60.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.2%	26.4%	8.2%	40.1%	32.0%		28.4%

CAY P&C combined ratio ex Cats		87.9%	81.7%	89.6%	91.2%	81.7%		88.9%

Combined ratio
Combined ratio								90.2%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								90.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 35

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$4,187	$1,504	$289	$2,231	$166	$45	$8,422
Realized (gains) losses on crop derivatives		—	—	(6)	—	—	—	(6)

Adjusted losses and loss expenses	A	$4,187	$1,504	$283	$2,231	$166	$45	$8,416

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(231)	(246)	(4)	(34)	(10)	—	(525)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	—	—	—

Catastrophe losses, gross of related adjustments		(231)	(246)	(4)	(34)	(10)	—	(525)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		316	26	61	24	8	(43)	392
Net premiums earned adjustments on PPD—unfavorable (favorable)		(1)	—	32	—	—	—	31
Expense adjustments—unfavorable (favorable)		(6)	—	(3)	—	—	—	(9)
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—	—	(3)

PPD, gross of related adjustments—favorable (unfavorable)		309	23	90	24	8	(43)	411

CAY loss and loss expense ex Cats	B	$4,265	$1,281	$369	$2,221	$164	$2	$8,302

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,417	$607	$39	$1,739	$102	$137	$4,041
Expense adjustments—favorable (unfavorable)		6	—	3	—	—	—	9

Policy acquisition costs and administrative expenses, adjusted	D	$1,423	$607	$42	$1,739	$102	$137	$4,050

Denominator
Net premiums earned	E	$6,475	$2,322	$433	$4,339	$327		$13,896
Net premiums earned adjustments on PPD—unfavorable (favorable)		(1)	—	32	—	—		31
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—		(3)

Net premiums earned excluding adjustments	F	$6,474	$2,319	$465	$4,339	$327		$13,924

P&C combined ratio
Loss and loss expense ratio	A/E	64.7%	64.7%	65.5%	51.4%	50.6%		60.6%
Policy acquisition cost and administrative expense ratio	C/E	21.8%	26.2%	9.0%	40.1%	31.5%		29.0%

P&C combined ratio		86.5%	90.9%	74.5%	91.5%	82.1%		89.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.9%	55.2%	79.5%	51.2%	50.1%		59.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.9%	26.2%	9.0%	40.1%	31.5%		29.1%

CAY P&C combined ratio ex Cats		87.8%	81.4%	88.5%	91.3%	81.6%		88.7%

Combined ratio
Combined ratio								89.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 37